UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (date of earliest event reported): January 26, 2015

NOBLE CORPORATION plc

(Exact name of Registrant as specified in its charter)

England and Wales	001-36211	98-0619597
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

Devonshire House, 1 Mayfair Place London, England		W1J8AJ
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: +44 20 3300 2300

NOBLE CORPORATION

(Exact name of Registrant as specified in its charter)

Cayman Islands	001-31306	98-0366361
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

Suite 3D, Landmark Square 64 Earth Close P.O. Box 31327 Georgetown, Grand Cayman, Cayman Islands, BWI		KY-1 1206
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (345) 938-0293

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This combined filing on Form 8-K is separately filed by Noble Corporation plc, a public limited company incorporated under the laws of England and Wales (“Noble-U.K.”), and Noble Corporation, a Cayman Islands company (“Noble-Cayman”). Information in this filing relating to Noble-Cayman is filed by Noble-U.K. and separately by Noble-Cayman on its own behalf. Noble-Cayman makes no representation as to information relating to Noble-U.K. (except as it may relate to Noble-Cayman) or any other affiliate or subsidiary of Noble-U.K. This report should be read in its entirety as it pertains to each of Noble-U.K. and Noble-Cayman.

Item 1.01 Entry into Material Definitive Agreements.

On January 26, 2015, Noble-Cayman and its wholly-owned indirect subsidiary, Noble International Finance Company, a Cayman Islands company (“NIFCO”), entered into and closed a $2,445,000,000 senior unsecured revolving credit agreement (the “5-Year Credit Agreement”) with JPMorgan Chase Bank, N.A. (“JPMorgan”), as the administrative agent and a swingline lender, Wells Fargo Bank, National Association (“Wells Fargo”), as a swingline lender, the lenders party thereto and the other parties thereto. The 5-Year Credit Agreement provides for a swingline subfacility in the amount of up to $400,000,000 and a letter of credit subfacility in an amount of up to $500,000,000 (subject to certain lenders agreeing to become issuers of letters of credit following the closing date). In addition, on January 29, 2015, Noble-Cayman and NIFCO entered into and closed a $225,000,000 senior unsecured revolving credit agreement (the “364-Day Credit Agreement” and, together with the 5-Year Credit Agreement, the “Credit Agreements”) with JPMorgan, as the administrative agent, the lenders party thereto and the other parties thereto. Borrowings under the Credit Agreements may be used for working capital and other general corporate purposes.

Noble-Cayman and NIFCO are the borrowers under each Credit Agreement. Subject to the satisfaction of certain conditions, Noble-Cayman may from time to time designate one or more of its other wholly-owned non-U.S. subsidiaries as additional borrowers under either Credit Agreement. The borrowers under each Credit Agreement cross-guarantee the obligations of each other borrower under such Credit Agreement. In addition, as of the closing dates of the Credit Agreements, Noble Holding International Limited, a Cayman islands company, and Noble Holding (U.S.) Corporation, a Delaware corporation, each a wholly-owned indirect subsidiary of Noble-Cayman, guarantee the obligations of the borrowers under each Credit Agreement.

Subject to the satisfaction of certain conditions and the successful procurement of additional commitments from new or existing lenders, Noble-Cayman may (a) elect to increase the maximum amount available under the 5-Year Credit Agreement from $2,445,000,000 up to an amount not to exceed $3,500,000,000, and (b) elect to increase the maximum amount available under the 364-Day Credit Agreement from $225,000,000 up to an amount not to exceed $425,000,000.

The revolving credit facility under the 5-Year Credit Agreement has an initial maturity date that is 5 years from the closing date thereof, and the revolving credit facility under 364-Day Credit Agreement has an initial maturity date that is 364 days from the closing date thereof. So long as no event of default has occurred and is continuing under the applicable Credit

Agreement, Noble-Cayman may request (up to two times for each Credit Agreement) that the term of (a) the revolving credit facility under the 5-Year Credit Agreement be extended for a one year period and (b) the revolving credit facility under the 364-Day Credit Agreement be extended for a 364-day period. Each such extension is subject to the approval of lenders holding greater than 50% of the commitments then outstanding under the applicable Credit Agreement, and the commitment of any lender that does not consent to an extension of the maturity date will be terminated on the then-effective maturity date. In addition, subject to conditions set forth in the 364-Day Credit Agreement, Noble-Cayman may, by notice to the administrative agent, elect to convert any outstanding revolving loans under the 364-Day Credit Agreement to term loans that will mature on the first anniversary of the then-existing maturity date for such revolving loans.

Revolving borrowings under each Credit Agreement bear interest, at Noble-Cayman’s option, at either (a) the sum of Adjusted LIBOR (as defined in each Credit Agreement), plus a margin ranging between 0.90% to 1.65%, depending on Noble-Cayman’s credit ratings, or (b) the sum of the Base Rate (as defined in each Credit Agreement), plus a margin ranging between 0.00% to 0.65%, depending on Noble-Cayman’s credit ratings.

Each Credit Agreement contains covenants that Noble-Cayman considers usual and customary for an agreement of this type, including a covenant restricting debt to total tangible capitalization to not greater than 60%. Borrowings under each Credit Agreement are subject to acceleration upon the occurrence of events of default that Noble-Cayman considers usual and customary for an agreement of this type.

The administrative agents, certain of the other parties to the Credit Agreements and certain of their respective affiliates have performed in the past, and may perform in the future, banking, investment banking or other advisory services for Noble-Cayman and its affiliates from time to time for which they have received, or will receive, customary fees and expenses. The foregoing description is qualified in its entirety by reference to the Credit Agreements, copies of which are filed as exhibits to this Current Report on Form 8-K and are incorporated by reference herein. Certain schedules and exhibits to the Credit Agreements have not been filed with such exhibits. Noble-Cayman will furnish supplementally any omitted schedule or exhibit to the U.S. Securities and Exchange Commission (the “SEC”) upon request.

Statements in this Current Report that are not historical facts, including statements regarding any election by Noble-Cayman to increase the maximum amount available under the credit facilities evidenced by the Credit Agreements, procurement of commitments from new or existing lenders, future borrowers or guarantors under the credit facilities, use of borrowings, the maturity date of the credit facilities and interest rates under the credit facilities, are forward-looking statements. These forward-looking statements involve certain risks, uncertainties and assumptions, which include but are not limited to actions by current and future lenders, Noble-Cayman’s performance, compliance with covenants, market conditions and other factors detailed in Noble U.K.’s and Noble-Cayman’s most recent Form 10-K, Form 10-Q’s and other filings with the SEC. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated.

Item 1.02 Termination of Material Definitive Agreements.

Simultaneously with its entry into the 5-Year Credit Agreement on January 26, 2015, Noble-Cayman terminated its (a) revolving credit agreement dated as of February 11, 2011, by and among Noble-Cayman, as borrower, Wells Fargo, as administrative agent, swingline lender and an issuing bank, the lenders party thereto, and the other parties thereto, (b) revolving credit agreement dated as of June 8, 2012, by and among Noble-Cayman, as borrower, Wells Fargo, as administrative agent, swingline lender and an issuing bank, the lenders party thereto, and the other parties thereto and (c) 364-day revolving credit agreement dated as of August 22, 2013, by and among Noble-Cayman, as borrower, JPMorgan, as administrative agent and swingline lender, the lenders party thereto, and the other parties thereto (collectively, the “Existing Credit Agreements”). A description of the Existing Credit Agreements is incorporated herein by reference to Liquidity and Capital Resources in Noble U.K.’s and Noble-Cayman’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2014.

Item 2.03 Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER		DESCRIPTION

4.1	—	Revolving Credit Agreement dated as of January 26, 2015, among Noble Corporation, a Cayman Islands company (“Noble-Cayman”), and Noble International Finance Company, a Cayman Islands company (“NIFCO”), as Borrowers; JPMorgan Chase Bank, N.A. (“JPMorgan”), as Administrative Agent and a Swingline Lender; Wells Fargo Bank, National Association (“Wells Fargo”), as a Swingline Lender; the Lenders party thereto; Barclays Bank PLC, Citibank, N.A., DNB Bank ASA New York Branch, HSBC Bank USA, N.A., SunTrust Bank and Wells Fargo, as Co-Syndication Agents; BNP Paribas, Credit Suisse AG, Cayman Islands Branch and Mizuho Bank, Ltd, as Co-Documentation Agents; and J.P. Morgan Securities LLC, Barclays Bank PLC, Citigroup Global Markets Inc., DNB Markets, Inc., HSBC Securities (USA) Inc., SunTrust Robinson Humphrey, Inc. and Wells Fargo Securities, LLC, as Joint Lead Arrangers and Joint Lead Bookrunners.

4.2	—	364-Day Revolving Credit Agreement dated as of January 29, 2015, among Noble-Cayman and NIFCO, as Borrowers; JPMorgan, as Administrative Agent; the Lenders party thereto; Barclays Bank PLC, Citibank, N.A. and HSBC Bank USA, N.A., as Co-Syndication Agents; BNP Paribas, as Documentation Agent; and J.P. Morgan Securities LLC, Barclays Bank PLC, Citigroup Global Markets Inc. and HSBC Securities (USA) Inc., as Joint Lead Arrangers and Joint Lead Bookrunners.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Noble Corporation plc, a company registered under the laws of England and Wales

Date: January 29, 2015

By:	/s/ James A. MacLennan
James A. MacLennan
Senior Vice President and Chief Financial Officer

Noble Corporation, a Cayman Islands company

By:	/s/ Dennis J. Lubojacky
Dennis J. Lubojacky
Vice President and Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION

4.1	—	Revolving Credit Agreement dated as of January 26, 2015, among Noble Corporation, a Cayman Islands company (“Noble-Cayman”), and Noble International Finance Company, a Cayman Islands company (“NIFCO”), as Borrowers; JPMorgan Chase Bank, N.A. (“JPMorgan”), as Administrative Agent and a Swingline Lender; Wells Fargo Bank, National Association (“Wells Fargo”), as a Swingline Lender; the Lenders party thereto; Barclays Bank PLC, Citibank, N.A., DNB Bank ASA New York Branch, HSBC Bank USA, N.A., SunTrust Bank and Wells Fargo, as Co-Syndication Agents; BNP Paribas, Credit Suisse AG, Cayman Islands Branch and Mizuho Bank, Ltd, as Co-Documentation Agents; and J.P. Morgan Securities LLC, Barclays Bank PLC, Citigroup Global Markets Inc., DNB Markets, Inc., HSBC Securities (USA) Inc., SunTrust Robinson Humphrey, Inc. and Wells Fargo Securities, LLC, as Joint Lead Arrangers and Joint Lead Bookrunners.

4.2	—	364-Day Revolving Credit Agreement dated as of January 29, 2015, among Noble-Cayman and NIFCO, as Borrowers; JPMorgan, as Administrative Agent; the Lenders party thereto; Barclays Bank PLC, Citibank, N.A. and HSBC Bank USA, N.A., as Co-Syndication Agents; BNP Paribas, as Documentation Agent; and J.P. Morgan Securities LLC, Barclays Bank PLC, Citigroup Global Markets Inc. and HSBC Securities (USA) Inc., as Joint Lead Arrangers and Joint Lead Bookrunners.